UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 4, 2016

Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Street, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		(713) 629-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 4, 2016, Marathon Oil Corporation entered into an Incremental Commitments Supplement (the “Supplement”) to the Amended and Restated Credit Agreement dated as of May 28, 2014, as amended by the First Amendment dated as of May 5, 2015, among Marathon Oil Corporation, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and certain other financial institutions named therein (as so amended, the “Credit Agreement”). The Supplement, which contains customary representations and warranties, amends and supplements the Credit Agreement to, among other things, increase the aggregate commitments by $300 million to an aggregate total amount of commitments of $3.3 billion.
Certain lenders that are a party to the Supplement have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking services for us and our subsidiaries, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.
The above description of the material terms and conditions of the Supplement does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplement, which is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

99.1
Incremental Commitments Supplement, dated as of March 4, 2016, to the Amended and Restated Credit Agreement dated as of May 28, 2014, as amended by the First Amendment dated as of May 5, 2015, among Marathon Oil Corporation, as borrower, the lenders party thereto, The Royal Bank of Scotland Plc, as syndication agent, Citibank, N.A., Morgan Stanley Senior Funding, Inc. and The Bank of Nova Scotia, as documentation agents, and JPMorgan Chase Bank, N.A., as administrative agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

March 8, 2016	By:	/s/ Gary E. Wilson

Name: Gary E. Wilson
Title: Vice President, Controller and Chief Accounting Officer

Exhibit Index

99.1
Incremental Commitments Supplement, dated as of March 4, 2016, to the Amended and Restated Credit Agreement dated as of May 28, 2014, as amended by the First Amendment dated as of May 5, 2015, among Marathon Oil Corporation, as borrower, the lenders party thereto, The Royal Bank of Scotland Plc, as syndication agent, Citibank, N.A., Morgan Stanley Senior Funding, Inc. and The Bank of Nova Scotia, as documentation agents, and JPMorgan Chase Bank, N.A., as administrative agent